ACCOUNTS AND OTHER RECEIVABLE, NET	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
ACCOUNTS AND OTHER RECEIVABLE, NET	ACCOUNTS AND OTHER RECEIVABLE, NET

(US$ MILLIONS)	2021	2020
Current, net	$4,945	$4,306
Non-current, net
Accounts receivable	60	60
Retainer on customer contract	61	68
Billing rights	572	555
Total non-current, net	$693	$683
Total	$5,638	$4,989
    Non-current billing rights primarily represent unbilled rights arising at the partnership’s water and wastewater operations in Brazil from revenues earned from the construction of public concession contracts classified as financial assets, which are recognized when there is an unconditional right to receive cash or other financial assets from the concession authority for the construction services.
    The partnership’s construction operations has a retention balance, which comprises amounts that have been earned but held back until the satisfaction of certain conditions specified in the contract. The retention balance included in the current accounts receivable balance as at December 31, 2021 was $231 million (December 31, 2020: $244 million), and the retention balance included in the non-current accounts receivable balance as at December 31, 2021 was $61 million (December 31, 2020: $68 million).
    The amount of accounts and other receivables written down for bad debts was as follows:

(US$ MILLIONS)	2021	2020	2019
Loss allowance - beginning	$156	$86	$45
Add: increase in allowance	54	116	53
Deduct: bad debt write offs	(47)	(55)	(23)
Foreign currency translation and other	(6)	9	11
Loss allowance - ending	$157	$156	$86